Exhibit 10.38

Property:	br40427	1375 Greg Street, Suite 107, Sparks, NV

FIFTH AMENDMENT TO INDUSTRIAL LEASE

THIS FIFTH AMENDMENT TO INDUSTRIAL LEASE (this “Fifth Amendment”) is made and entered into as of the 28th day of January, 2022 by and between BRE RS GREG PARK OWNER LLC, a Delaware limited liability company, successor-in-interest to The Northwestern Mutual Life Insurance Company (“Landlord”), and DRAGONFLY ENERGY CORP., a Nevada corporation (“Tenant”).

BACKGROUND

A. Landlord and Tenant are parties to that certain Industrial Lease, dated April 25, 2019 (the “Original Lease”), as amended by that certain First Amendment to Industrial Lease dated March 12, 2020 (the “First Amendment”), that certain Second Amendment to Industrial Lease dated July 27, 2020 (the “Second Amendment”), that certain Third Amendment to Industrial Lease dated August 26, 2020 (the “Third Amendment”), and that certain Fourth Amendment to Industrial Lease dated December 22, 2020 (the “Fourth Amendment”, together with the Original Lease, the First Amendment, the Second Amendment and the Third Amendment, collectively, the “Lease”), covering certain premises containing approximately 9,600 rentable square feet known as Suites 104 and 107, located at 1375 Sparks Street, Sparks, NV (collectively, the “Premises”), as more fully described in the Lease.

B. Landlord and Tenant desire to amend the Lease as set forth below.

AGREEMENT

NOW, THEREFORE, the parties hereto, in consideration of the mutual promises and covenants contained herein and in the Lease, and intending to be legally bound, hereby agree that the Lease is amended as follows:

1. Capitalized Terms. Except as specifically defined in this Fifth Amendment, capitalized terms shall have the same meanings given to such terms in the Lease.

2. Notice Address. Any written notice required to be provided to Tenant under the Lease, as amended hereby, shall be delivered to the Tenant at the following addresses:

Dragonfly Energy Corp.

Attention: Denis Phares

With a copy to:

Newlight Capital LLC

Attn:

Email:

5. Entire Agreement. This Fifth Amendment sets forth all covenants, agreements and understandings between Landlord and Tenant with respect to the subject matter hereof, and there are no other covenants, conditions or understandings, either written or oral, between the parties hereto except as set forth in the Lease, as further modified by this Fifth Amendment.

6. Full Force and Effect. Except as expressly amended hereby, all other terms and provisions of the Lease remain unchanged and continue to be in full force and effect.

7. Compliance with Warranties, No Default. The representations and warranties set forth in the Lease as amended hereby shall be true and correct with the same effect as if made on the date of this Fifth Amendment, and no uncured default under the Lease has occurred or is continuing on the date of this Fifth Amendment.

8. Conflicts. The terms of this Fifth Amendment shall control over any conflict between the terms of the Lease and the terms of this Fifth Amendment.

9. Successors and Assigns. This Fifth Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

10. Counterparts. This Fifth Amendment may be executed in multiple counterparts, and each counterpart when fully executed and delivered shall constitute an original instrument, and all such multiple counterparts shall constitute but one and the same instrument. Any counterpart of this Fifth Amendment may be executed and delivered by electronic transmission (including, without limitation, e-mail) or by portable document format (pdf) and shall have the same force and effect as an original.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, Landlord and Tenant cause this Fourth Amendment to be duly executed as of the date and year first above written.

LANDLORD:

BRE RS GREG PARK OWNER LLC,
a Delaware limited liability company

By:	/s/ Bryan McKrell
Name:	Bryan McKrell
Title:	Vice President

TENANT:

DRAGONFLY ENERGY CORP.,
a Nevada corporation

By:	/s/ Denis Phares
Title:	CEO
Name:	Denis Phares

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